UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

BROOKFIELD HIGH INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD HIGH INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
ANNUAL REPORT
June 30, 2014
Brookfield High Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of June 30, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $16 billion of assets under management as of June 30, 2014.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield High Income Fund Inc. (the “Fund”) for the fiscal year ended June 30, 2014.
Capital market performance over the period was mixed, as several competing factors impacted investor sentiment and created alternating periods of optimism and doubt. The U.S. economy strengthened over the course of the second half of 2013, driven by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. However, this positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program, generating concerns over rising interest rates. As a result, the positive catalyst of an improving economic environment led equity markets to produce attractive results while fixed income markets were more challenged.
The first few months of 2014 witnessed a shift in this trend, as extreme winter weather conditions in the U.S. weighed on the economy and on equity markets. Meanwhile, fixed income markets gained traction as the U.S. Federal Reserve reiterated its commitment to maintaining a low interest rate environment for the foreseeable future. These various influences converged in the second quarter of 2014, as economic datapoints demonstrated signs of renewed strength while interest rates remained low, leading to stabilization in both the equity and fixed income markets. Approaching mid-year, investors remained keenly focused on the outlook for global economic growth, early signs of inflation and the forward trajectory of interest rates.
Despite a volatile year of capital market performance, the 10-year U.S. Treasury rate declined by only 1 basis point (0.01)% between the beginning and end of the Fund’s fiscal year, closing the period at 2.53%. Recent announcements and policy activity by central banks across the globe indicate that interest rates are likely to remain low in the near term, particularly as the global economic recovery gains momentum. Accordingly, we expect the current low yield, low growth environment should continue to benefit income-producing asset classes.
As you all know, the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. into the Fund was completed prior to the opening of trading on the NYSE on August 13, 2014. We are excited to have these reorganizations complete and appreciate your support helping us acheive the necessary approvals. The closed end fund industry has been, and continues to be, impacted by macroeconomic conditions including those discussed above. We are pleased with the Fund’s net asset value performance and market price performance over the period and are hopeful that secondary market pricing will improve in the closed end fund market in general. If interest rates remain low in the near term we expect more buyers in the closed end fund market, which should have a positive impact on the Fund’s market price discount.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of June 30, 2014.
We are saddened to report the passing of Rodman Drake. Our thoughts are with Rod’s family and we are very sorry for their loss. As Chairman of our Board, Rod led us for many years and we are extremely grateful for his guidance and support. Rod was a great leader and friend. He will be missed.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Brookfield High Income Fund Inc.

OBJECTIVE & STRATEGY
The primary investment objective of Brookfield High Income Fund Inc. (the “Fund”) is the generation of high current income. The Fund will also seek capital growth to the extent consistent with its primary investment objective. The Fund is a diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the fiscal year ended June 30, 2014, Brookfield High Income Fund Inc. (NYSE: HHY) had a total return based on net asset value of 15.12% and a total return based on market price of 20.13%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $10.54 on June 30, 2014, the Fund’s shares had a dividend yield of 8.54%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.
During the period, the Fund was overweight in the Basic Industry, Services and Capital Goods sectors. These allocations benefited performance during the fiscal year primarily from strong performance in the Gaming and Environmental subsectors, which offset modest performance drag in Basic Industries and Capital Goods.
The Fund’s underweight sectors during the period include Financial Services, Banking and Technology. These underweights slightly detracted from the Fund’s relative performance as strong performance in the Technology sector was offset by weak performance in the Fund’s Banking holdings.
HIGH YIELD MARKET OVERVIEW
Interest Rates Stable
For quite some time investors have worried about higher interest rates. Central banks have been very accommodative since the 2008 recession and the concern is that ending accommodation could drive rates higher. At the beginning of the fiscal year, it looked like this scenario was playing out. The Federal Reserve announced the tapering of its bond buying program and interest rates rose sharply in the summer of 2013. Bond markets rallied somewhat in the fall of 2013, then corrected toward the end of the calendar year with the 10-Year U.S. Treasury bond yield hitting a high of 3.03% on December 31, 2013. While many commentators expected calendar year 2014 to see higher interest rates, markets confounded conventional wisdom. Government bonds rallied, and interest rates fell with the yield on the 10-Year U.S. Treasury dropping to 2.53% on June 30, 2014.
2Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.

Risk Assets Outperform
Despite gyrating interest rates which fueled investors’ fears, risk assets performed strongly during the fiscal year. For the one year period ended June 30, 2014, the S&P 500 equity market return was 24.6% and the broad high yield bond market as measured by the BoA Merrill Lynch US High Yield Index, rose 11.8%. Balancing investors’ interest rate fears was changing economic growth. The second half of calendar year 2013 was a period of generally strong economic growth coupled with budgetary progress in Washington designed to avoid repeated government shutdowns boosting investors’ confidence. The first half of the 2014 calendar saw weaker growth due to severe winter weather in much of the country, and the fiscal year saw moderate economic growth, stable interest rates, reasonably strong corporate earnings, and only moderate re-risking on the part of corporate borrowers, all of which proved to be positive for high yield investors.
Investors have been active buyers of high yield bond mutual funds throughout the Fund's fiscal year in a desperate search for yield. Strong mutual fund flows fueled a strong new issue market with bond issuers finding a good reception for new paper. Investors bought almost $14 billion of high yield mutual funds during the fiscal year.1
Defaults Rise Modestly
At the end of the Fund's fiscal year, the market’s twelve-month default rate jumped to 2.1%2 after several years around 1%. The long-awaited bankruptcy of TXU, a late vintage troubled leveraged buyout, came in April. Excluding TXU, the default rate remained modest at only 0.7%.3 We believe it is appropriate to view the default rate ex-TXU in light of other credit quality indicators which remain positive. The upgrade/downgrade ratio as measured by the credit rating agencies strengthened during the fiscal year, ending the period at 1.4.4 This means that the rating agencies are upgrading 1.4 times as many securities as they are downgrading.
The high yield market generally rewarded risk. The total return of the lower quality CCC-rated sector was 14% for the fiscal year compared to 11.4% for the more conservative BB-rated sector. This lower quality preference reflects investors’ recognition of corporate credit quality coupled with a general willingness to take risk.
We note that the equity market is beginning to reward companies which deploy excess cash into share repurchases and capital spending. While these trends are early, they are typical of the re-risking phase of the credit cycle. Some of this re-risking is finding its way into high yield issuance. Lower rated new issuance volume as a percent of total issuance was 19.7%5 at the end of the period, up modestly from 18.8% in 2013.6 We are seeing a small increase in companies issuing debt for acquisition purposes. This amounted to 20.6% of new issues in the first half of calendar 2014, up from 17.4% for the full calendar year 2013.7 By comparison, acquisition financing was as high as 51.5% of total issuance at the peak of the re-risking phase last cycle, which was in 2007.7 Somewhat offsetting this re-risking issuance, we note that refinancing as a percent of new issue proceeds rose to 60% in calendar year 2014 up from 56% in calendar year 2013.7 Refinancing tends to reduce credit risk by extending maturities and reducing interest burden. We have also seen a reduction in the issuance of riskier, non-cash pay, PIK toggle bonds in calendar year 2014.
OUTLOOK
We believe that corporate credit is still in the early stages of the re-risking phase of the credit cycle. Credit remains strong and earnings are good. Some companies are increasing their capital expenditure plans now that we are in the fifth year of the economic expansion, and stockholders are beginning to agitate for share buybacks and dividend increases. As companies deploy their cash in these areas, credit risk can be expected to increase.
The recent rally has pushed spreads to 350 basis points. Overall yields are beginning to approach the historical lows seen in May 2013. As long as global confidence remains intact, this cycle appears to have room to run, suggesting that investors may be able to clip the coupon for some time to come. Spreads are currently at a level where historically the high yield market has become more sensitive to rising interest rates. We also note that high yield bonds are considered by investors to be a risk asset, and as such may be vulnerable to global geopolitical risks in the event of a general desire by investors to become more conservative.
2014 Annual Report3

Brookfield High Income Fund Inc.

Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield High Income Fund Inc. currently holds these securities.
The BofA Merrill Lynch US High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2014 and subject to change based on subsequent developments.

1 J.P. Morgan, High Yield Market Monitor, July 1, 2014, page 15.
2 J.P. Morgan, Default Monitor, July 1, 2014, page 1.
3 J.P. Morgan, Default Monitor, July 1, 2014, page 1.
4 J.P. Morgan, Default Monitor, July 1, 2014, page 12.
5 J.P. Morgan, Default Monitor, July 1, 2014, page 12.
6 J.P. Morgan, Default Monitor, July 1, 2014, page 13.
7 J.P. Morgan, High Yield Market Monitor, July 1, 2014, page 16.
4Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	8.54%
Weighted average coupon	7.76%
Weighted average life	4.21 years
Percentage of leveraged assets	27.56%
Total number of holdings	145

CREDIT QUALITY[2]
BBB	2.3%
BB	14.4%
B	48.5%
CCC	27.2%
Unrated	5.8%
Cash	1.8%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	4.9%
Corporate Bonds	121.7%
Term Loans	3.7%
Common Stocks	3.0%
Warrants	0.6%
Short Term Investment	2.5%
Liabilities in Excess of Other Assets	(36.4)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by June 30, 2014 stock price.
[2]	Includes only invested assets and cash.
2014 Annual Report5

Brookfield High Income Fund Inc.
Schedule of Investments
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 4.9%
Non-Agency Mortgage-Backed Securities – 4.9%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2]	0.29%	04/25/47	$ 608	$ 514,295
Series 2006-29T1, Class 2A6	6.50	10/25/36	538	484,808
GSAMP Trust
Series 2006-HE8, Class A2C [1,2]	0.32	01/25/37	479	377,678
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	659	454,037
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [3,4,5]	0.00	02/26/37	4	0
Series 2014-1R, Class 2A11 [1,3,4]	0.28	02/26/37	1,440	648,000
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B [1,2]	0.35	05/25/37	717	467,873
Series 2007-BR3, Class A2B [1,2]	0.37	04/25/37	939	628,404
Total Non-Agency Mortgage-Backed Securities				3,575,095
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $3,522,536)				3,575,095
CORPORATE BONDS – 121.7%
Automotive – 7.3%
American Axle & Manufacturing, Inc. [6]	6.25	03/15/21	1,225	1,316,875
Chrysler Group LLC [6]	8.25	06/15/21	1,000	1,130,000
Ford Motor Co. [6]	6.50	08/01/18	1,000	1,164,382
Jaguar Land Rover Automotive PLC [3,4,7]	8.13	05/15/21	750	843,750
Motors Liquidation Co. [8,9]	8.38	07/15/33	2,500	250
Servus Luxembourg Holding SCA [3,4,7]	7.75	06/15/18	589	867,889
Total Automotive				5,323,146
Banking – 0.7%
Ally Financial, Inc. [10] (Acquired 12/02/08, Cost $7,451, 0.0%)	6.75	12/01/14	8	7,678
Bilbao Luxembourg SA [7,11]	10.50	12/01/18	350	515,199
Total Banking				522,877
Basic Industry – 19.3%
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	1,100	778,250
Alpha Natural Resources, Inc. [3,4]	7.50	08/01/20	500	483,750
Arch Coal, Inc. [6]	7.25	06/15/21	1,650	1,204,500
Associated Materials LLC [6]	9.13	11/01/17	1,000	1,037,500
Cascades, Inc. [3,4,7]	5.50	07/15/22	1,000	997,500
FMG Resources August 2006 Property Ltd. [3,4,7]	6.88	04/01/22	675	723,937
Hexion US Finance Corp. [6]	9.00	11/15/20	1,200	1,224,000
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,105,000
INEOS Group Holdings SA [3,4,6,7]	6.13	08/15/18	1,000	1,035,000
Masonite International Corp. [3,4,6,7]	8.25	04/15/21	1,000	1,090,000
Steel Dynamics, Inc.	7.63	03/15/20	500	535,625
Tembec Industries, Inc. [6,7]	11.25	12/15/18	1,000	1,082,500
Trinseo Materials Operating SCA [7]	8.75	02/01/19	775	835,063
USG Corp. [6]	9.75	01/15/18	1,000	1,197,500

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Xerium Technologies, Inc.	8.88%	06/15/18	$ 790	$ 839,375
Total Basic Industry				14,169,500
Capital Goods – 8.2%
AAR Corp.	7.25	01/15/22	525	574,875
Ardagh Packaging Finance PLC [3,4,6,7]	6.75	01/31/21	975	1,006,687
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	1,000	1,108,750
Mueller Water Products, Inc.	7.38	06/01/17	625	635,156
Reynolds Group Issuer, Inc. [6]	9.00	04/15/19	1,110	1,175,212
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	344	384,420
Terex Corp.	6.00	05/15/21	625	673,438
Terex Corp.	6.50	04/01/20	375	407,063
Total Capital Goods				5,965,601
Consumer Cyclical – 8.4%
ACCO Brands Corp. [6]	6.75	04/30/20	1,000	1,047,500
DineEquity, Inc. [6]	9.50	10/30/18	1,000	1,071,500
Levi Strauss & Co. [6]	7.63	05/15/20	1,000	1,076,250
Limited Brands, Inc. [6]	7.60	07/15/37	1,000	1,107,500
New Albertsons, Inc.	7.75	06/15/26	900	882,000
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	900	950,625
Total Consumer Cyclical				6,135,375
Consumer Non-Cyclical – 2.5%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	844	882,655
Post Holdings, Inc.	7.38	02/15/22	900	973,125
Total Consumer Non-Cyclical				1,855,780
Energy – 16.3%
Atlas Pipeline Partners LP [6]	5.88	08/01/23	1,100	1,119,250
BreitBurn Energy Partners LP [6]	8.63	10/15/20	1,000	1,100,000
Calfrac Holdings LP [3,4,6]	7.50	12/01/20	1,000	1,075,000
Encore Acquisition Co. [8,10] (Acquired 02/19/10, Cost $497, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP [6]	8.00	04/15/19	1,200	1,260,000
Ferrellgas Partners LP	8.63	06/15/20	900	960,750
Global Partners LP	6.25	07/15/22	150	150,000
Hilcorp Energy I LP [3,4]	8.00	02/15/20	850	905,250
Key Energy Services, Inc.	6.75	03/01/21	525	546,000
Linn Energy LLC	7.75	02/01/21	250	269,687
Linn Energy LLC [6]	8.63	04/15/20	1,000	1,080,000
National Oilwell Varco, Inc. [10] (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,008
Precision Drilling Corp. [7]	6.63	11/15/20	375	401,250
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	675	732,375
Thunderbird Resource Equity I [6,9]	11.00	12/01/17	388	329,573
Trinidad Drilling Ltd. [3,4,6,7]	7.88	01/15/19	620	655,650
Venoco, Inc. [6]	8.88	02/15/19	1,000	972,500
W&T Offshore, Inc.	8.50	06/15/19	365	394,200
Total Energy				11,958,993

See Notes to Financial Statements.
2014 Annual Report7

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Finance & Investment – 0.5%
Puma International Financing SA [3,4,7]	6.75%	02/01/21	$ 350	$ 360,535
Healthcare – 10.5%
CHS/Community Health Systems, Inc. [6]	7.13	07/15/20	975	1,055,437
DJO Finance LLC	9.88	04/15/18	700	756,000
HCA, Inc.	5.88	05/01/23	475	496,969
HCA, Inc. [6]	8.00	10/01/18	1,000	1,182,500
inVentiv Health, Inc. [3,4]	11.00	08/15/18	390	371,475
Jaguar Holding Company II [3,4,6]	9.50	12/01/19	925	1,010,563
Kindred Healthcare, Inc. [3,4]	6.38	04/15/22	1,000	1,005,000
Polymer Group, Inc. [6]	7.75	02/01/19	1,000	1,062,500
Service Corporation International [6]	6.75	04/01/16	700	754,250
Total Healthcare				7,694,694
Media – 8.8%
Cablevision Systems Corp. [6]	8.63	09/15/17	1,000	1,163,750
CCO Holdings LLC	7.25	10/30/17	250	263,750
CCO Holdings LLC	8.13	04/30/20	835	903,887
Cenveo Corp. [6]	8.88	02/01/18	1,000	1,049,770
Clear Channel Communications, Inc. [6]	9.00	03/01/21	1,000	1,070,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	550	579,563
Mediacom LLC [6]	9.13	08/15/19	1,025	1,076,250
National CineMedia LLC	6.00	04/15/22	350	364,875
Total Media				6,471,845
Real Estate – 1.5%
Realogy Corp. [3,4,6]	7.88	02/15/19	1,000	1,070,000
Services – 19.9%
Avis Budget Car Rental LLC	5.50	04/01/23	500	511,250
Boyd Gaming Corp. [6]	9.00	07/01/20	1,000	1,102,500
Casella Waste Systems, Inc. [6]	7.75	02/15/19	1,275	1,332,375
Chester Downs & Marina LLC [3,4,6]	9.25	02/01/20	1,025	1,004,500
GLP Capital LP [3,4]	5.38	11/01/23	775	804,062
Iron Mountain, Inc.	6.00	08/15/23	500	540,625
Iron Mountain, Inc. [6]	8.38	08/15/21	1,000	1,048,750
Isle of Capri Casinos, Inc.	5.88	03/15/21	500	505,625
Jurassic Holdings III, Inc. [3,4]	6.88	02/15/21	125	127,500
KM Germany Holdings GmbH [7]	8.75	12/15/20	400	613,447
Legrand France SA [7]	8.50	02/15/25	750	1,042,267
MGM Resorts International [6]	7.63	01/15/17	675	762,750
Mohegan Tribal Gaming Authority [10] (Acquired 10/27/09, Cost $500, 0.0%)	7.13	08/15/14	1	499
MTR Gaming Group, Inc. [6]	11.50	08/01/19	953	1,071,297
Palace Entertainment Holdings LLC [3,4,6]	8.88	04/15/17	1,000	1,037,500
PulteGroup, Inc. [6]	6.38	05/15/33	1,000	1,005,000
Sotheby's [3,4]	5.25	10/01/22	500	486,250
Teekay Offshore Partners LP [7]	6.00	07/30/19	1,000	1,005,000
United Rentals North America, Inc.	7.63	04/15/22	200	224,500

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
United Rentals North America, Inc.	8.25%	02/01/21	$ 325	$ 361,563
Total Services				14,587,260
Technology & Electronics – 3.4%
First Data Corp. [6]	11.25	01/15/21	1,200	1,401,000
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	516	557,280
ION Geophysical Corp.	8.13	05/15/18	550	550,000
Total Technology & Electronics				2,508,280
Telecommunications – 14.4%
Altice SA [3,4,7]	7.75	05/15/22	425	453,687
CenturyLink, Inc. [6]	7.65	03/15/42	1,000	997,500
Cincinnati Bell, Inc. [6]	8.75	03/15/18	1,000	1,048,750
CyrusOne LP	6.38	11/15/22	275	296,313
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	600	646,500
Frontier Communications Corp. [6]	7.13	03/15/19	1,250	1,418,750
Intelsat Luxembourg SA [6,7]	7.75	06/01/21	1,000	1,058,750
Level 3 Communications, Inc. [6]	8.88	06/01/19	1,000	1,093,750
Level 3 Financing, Inc. [3,4]	6.13	01/15/21	225	241,031
PAETEC Holding Corp.	9.88	12/01/18	500	538,750
Qwest Capital Funding, Inc.	6.88	07/15/28	250	255,625
T-Mobile USA, Inc. [6]	6.63	04/01/23	1,000	1,085,000
Wind Acquisition Finance SA [3,4,7]	7.38	04/23/21	300	320,250
Windstream Corp.	7.50	06/01/22	975	1,061,531
Total Telecommunications				10,516,187
Utility – 0.0%
Dynegy Holdings LLC [8,9,10] (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75
Total CORPORATE BONDS (Cost $84,511,100)				89,140,148
TERM LOANS – 3.7%
Albertsons, Inc. [1,4]	4.75	03/21/19	347	348,025
Caesars Growth Properties [1,4]	6.25	04/10/21	500	502,710
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	543	561,798
inVentiv Health, Inc. [1,4]	7.50	10/10/17	675	676,687
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	275	274,705
Texas Competitive Electric Holdings Company LLC [1,4]	4.65	10/10/17	429	350,770
Total TERM LOANS (Cost $2,710,348)				2,714,695

	Shares	Value
COMMON STOCKS – 3.0%
Automotive – 0.4%
Ford Motor Co.	16,500	$ 284,460
Basic Industry – 0.4%
Cascades, Inc. [7]	46,175	286,038
Capital Goods – 0.4%
General Electric Co.	10,100	265,428

See Notes to Financial Statements.
2014 Annual Report9

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

	Shares	Value
COMMON STOCKS (continued)
Energy – 0.1%
EV Energy Partners LP	2,100	$ 83,202
Services – 0.3%
Iron Mountain, Inc.	6,750	239,287
Telecommunications – 1.0%
CenturyLink, Inc.	7,630	276,206
Frontier Communications Corp.	84,409	492,949
Total Telecommunications		769,155
Utility – 0.4%
AES Corp.	17,700	275,235
Dynegy, Inc. [12]	185	6,438
EME Reorganization Trust [12]	7,781	1,238
NRG Energy, Inc.	25	930
Total Utility		283,841
Total COMMON STOCKS (Cost $1,956,620)		2,211,411
WARRANTS – 0.6%
Automotive – 0.6%
General Motors Financial Company, Inc. [12] Expiration: July 2016 Exercise Price: $10.00	9,239	245,850
General Motors Financial Company, Inc. [12] Expiration: July 2019 Exercise Price: $18.33	9,239	171,476
Total Automotive		417,326
Total WARRANTS (Cost $480,581)		417,326

	Interest Rate		Value
SHORT TERM INVESTMENT – 2.5%
STIT Liquid Assets Portfolio, Institutional Class [1]	0.06%	1,865	$ 1,864,885
Total SHORT TERM INVESTMENT (Cost $1,864,885)			1,864,885
Total Investments – 136.4% (Cost $95,045,445)			99,923,560
Liabilities in Excess of Other Assets – (36.4)%			(26,663,078)
TOTAL NET ASSETS – 100.0%			$ 73,260,482

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
June 30, 2014

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Variable rate security – Interest rate shown is the rate in effect as of June 30, 2014.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, the total value of all such securities was $22,221,341 or 30.3% of net assets.
4	— Private Placement.
5	— Zero-Coupon Note - Interest rate represents current yield to maturity.
6	— All or a portion of this security is pledged as collateral for credit facility.
7	— Foreign security or a U.S. security of a foreign company.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2014, the total value of all such securities was $825 or 0.0% of net assets.
9	— Issuer is currently in default on its regularly scheduled interest payment.
10	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of June 30, 2014, the total value of all such securities was $15,760 or 0.0% of net assets.
11	— Payment in kind security.
12	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report11

BROOKFIELD HIGH INCOME FUND INC.
Statement of Assets and Liabilities
June 30, 2014

Assets:
Investments in securities, at value (Note 2)	$ 98,058,675
Investments in short term securities, at value	1,864,885
Total investments, at value	99,923,560
Cash	1,549
Interest and dividends receivable	1,623,063
Receivable for open forward currency contracts	21,369
Receivable for investments sold	2,931
Prepaid expenses	13,333
Total assets	101,585,805
Liabilities:
Payable for credit facility (Note 6)	28,000,000
Payable for credit facility interest (Note 6)	3,751
Payable for investments purchased	150,932
Investment advisory fee payable (Note 4)	54,124
Administration fee payable (Note 4)	5,829
Directors' fees payable	3,701
Accrued expenses	106,986
Total liabilities	28,325,323
Net Assets	$ 73,260,482
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 6,848
Additional paid-in capital (Note 7)	75,751,289
Distributions in excess of net investment income	(21,369)
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(7,375,885)
Net unrealized appreciation on investments, foreign currency translations and forward currency contracts	4,899,599
Net assets applicable to capital stock outstanding	$ 73,260,482
Total investments at cost	$ 95,045,445
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,847,565
Net asset value per share	$ 10.70

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Operations
For the Fiscal Year Ended June 30, 2014

Investment Income (Note 2):
Interest	$ 7,758,619
Dividends	88,584
Total investment income	7,847,203
Expenses:
Investment advisory fees (Note 4)	691,792
Administration fees (Note 4)	50,736
Shareholder servicing fees (Note 4)	67,419
Legal fees	309,678
Fund accounting servicing fees (Note 4)	116,148
Reports to stockholders	84,526
Audit and tax services	48,034
Registration fees	23,852
Transfer agency fees	22,201
Insurance	12,919
Miscellaneous	10,913
Custodian fees	7,431
Directors' fees	38,951
Total operating expenses	1,484,600
Interest expense on credit facility (Note 6)	342,167
Total expenses	1,826,767
Less expenses waived by the investment adviser (Note 4)	(80,995)
Net expenses	1,745,772
Net investment income	6,101,431
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	1,416,633
Foreign currency transactions	52,037
Forward currency contracts	(102,346)
Net realized gain	1,366,324
Net change in unrealized appreciation on:
Investments	2,608,027
Foreign currency translations	190
Forward currency contracts	21,369
Net change in unrealized appreciation	2,629,586
Net realized and unrealized gain on investments	3,995,910
Net increase in net assets resulting from operations	$10,097,341

See Notes to Financial Statements.
2014 Annual Report13

BROOKFIELD HIGH INCOME FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended June 30, 2014	For the Fiscal Year Ended June 30, 2013
Increase in Net Assets Resulting from Operations:
Net investment income	$ 6,101,431	$ 6,288,213
Net realized gain on investments, foreign currency transactions and forward currency contracts	1,366,324	1,588,951
Net change in unrealized appreciation on investments, foreign currency translations and forward currency contracts	2,629,586	293,852
Net increase in net assets resulting from operations	10,097,341	8,171,016
Distributions to Stockholders (Note 2):
Net investment income	(6,258,493)	(6,230,324)
Return of capital	(41,267)	—
Total distributions	(6,299,760)	(6,230,324)
Capital Stock Transactions (Note 7):
Reinvestment of distributions	—	31,261
Total increase in net assets	3,797,581	1,971,953
Net Assets:
Beginning of year	69,462,901	67,490,948
End of year	$73,260,482	$69,462,901
(including undistributed (distributions in excess of) net investment income of)	$ (21,369)	$ 187,691

Share Transactions (Note 7):
Reinvested shares	—	3,045

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Cash Flows
For the Fiscal Year Ended June 30, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 10,097,341
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments and principal payups	(27,079,565)
Proceeds from disposition of long-term portfolio investments and principal paydowns	31,324,546
Purchases of short-term portfolio investments, net	(739,943)
Return of capital distributions from portfolio investments	5,862
Decrease in interest and dividends receivable	177,025
Increase in receivable for open forward currency contracts	(21,369)
Decrease in receivable for investments sold	546,663
Decrease in prepaid expenses	3,252
Decrease in payable for credit facility interest	(197)
Decrease in payable for investments purchased	(1,061,693)
Decrease in investment advisory fee payable	(4,092)
Increase in administration fee payable	5,829
Decrease in shareholder servicing fee payable	(1,663)
Increase in directors' fee payable	951
Increase in accrued expenses	26,186
Net amortization on investments and paydown gains or losses	(664,514)
Net change in unrealized appreciation on investments	(2,608,027)
Net realized gain on investments	(1,416,633)
Net cash provided by operating activities	8,589,959
Cash flows used for financing activities:
Net cash used for credit facility	(2,400,000)
Distributions paid to stockholders	(6,299,760)
Net cash used for financing activities	(8,699,760)
Net decrease in cash	(109,801)
Cash at the beginning of year	111,350
Cash at the end of year	$ 1,549
Supplemental Disclosure of Cash Flow Information:
Interest payments for the fiscal year ended June 30, 2014 totaled $342,364.

See Notes to Financial Statements.
2014 Annual Report15

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

For the Fiscal Year Ended June 30
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$ 10.14	$ 9.86	$ 9.92	$ 9.25	$ 8.34
Net investment income[1]	0.88	0.92	0.91	0.93	0.67
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	0.60	0.27	(0.03)	0.69	0.80
Net increase in net asset value resulting from operations	1.48	1.19	0.88	1.62	1.47
Distributions from net investment income	(0.91)	(0.91)	(0.94)	(0.95)	(0.56)
Return of capital distributions	(0.01)	—	—	—	—
Total distributions paid	(0.92)	(0.91)	(0.94)	(0.95)	(0.56)
Net asset value, end of year	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25
Market price, end of year	$ 10.54	$ 9.62	$ 10.00	$ 9.90	$ 8.45
Total Investment Return†	20.13%	5.12%	11.37%	29.77%	29.31%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$73,260	$69,463	$67,491	$67,871	$63,263
Operating expenses	2.06%	1.63%	1.71%	1.65%	1.72%
Interest expense	0.48%	0.53%	0.62%	0.42%	0.11%
Total expenses	2.54%	2.16%	2.33%	2.07%	1.83%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.95%	1.52%	1.59%	1.53%	1.63%
Net investment income	8.47%	8.87%	9.45%	9.36%	7.33%
Net investment income, excluding the effect of fee waivers and reimbursement	8.36%	8.76%	9.33%	9.25%	7.24%
Portfolio turnover rate	28%	28%	24%	46%	67%
Credit facility, end of year (000s)	$28,000	$30,400	$30,400	$29,400	$18,662
Asset coverage per $1,000 unit of senior indebtedness[2]	$ 3,616	$ 3,280	$ 3,220	$ 3,310	$ 4,390

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements
June 30, 2014

1.Organization
Brookfield High Income Fund Inc. (the “Fund”) was incorporated under the laws of the state of Maryland as a corporation on November 22, 2013. Prior to March 1, 2014, the Fund was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek high current income. The Fund will seek capital growth as a secondary investment objective, when consistent with its primary investment objective. The Fund's investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
2014 Annual Report17

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
18Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 3,575,095	$ 3,575,095
Corporate Bonds	—	89,139,323	825	89,140,148
Term Loans	—	2,714,695	—	2,714,695
Common Stocks	2,211,411	—	—	2,211,411
Warrants	417,326	—	—	417,326
Short Term Investment	1,864,885	—	—	1,864,885
Total	$ 4,493,622	$ 91,854,018	$ 3,575,920	$ 99,923,560

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 21,369	$ —	$ —	$ 21,369
Total	$ 21,369	$ —	$ —	$ 21,369

* Other financial instruments include forward currency contracts.
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of June 30, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of June 30, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$825	Discounted Cash Flow	Market Comparable Company	$0.01

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At June 30, 2014, the value of these securities was approximately $3,575,095. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
2014 Annual Report19

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Securities	Corporate Bonds	Total
Balance as of June 30, 2013	$ —	$825	$ 825
Accrued Discounts (Premiums)	66,858	—	66,858
Realized Gain (Loss)	452,019	—	452,019
Change in Unrealized Appreciation (Depreciation)	52,559	—	52,559
Purchases at cost	3,517,590	—	3,517,590
Sales proceeds	(513,931)	—	(513,931)
Balance as of June 30, 2014	$3,575,095	$825	$3,575,920
Change in unrealized gains or losses relating to assets still held at the reporting date	$ 52,559	$ —	$ 52,559
For the fiscal year ended June 30, 2014, there was no security transfer activity between any levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2014, open taxable years consisted of the taxable years ended June 30, 2011 through June 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the
20Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of June 30, 2014, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2014	Currency to be Received		Unrealized Appreiation (Depreciation)
08/08/14	277,506	Canadian Dollars	$ 259,740	254,265	U.S. Dollars	$(5,475)
08/08/14	2,077,512	Euros	2,845,266	2,864,804	U.S. Dollars	19,538
08/08/14	985,218	U.S. Dollars	985,218	724,706	Euros	7,306
Total						$ 21,369
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Unrealized Appreciation as of June 30, 2014
Forward contracts	Receivable for open forward currency contracts	$21,369
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended June 30, 2014:
2014 Annual Report21

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Forward contracts	Forward currency contracts	$(102,346)	$21,369
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$21,369	$—	$21,369	$21,369	$—	$21,369
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
3.Risks of Investing in Below-Investment Grade Securities
The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is
22Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Transactions with Related Parties
Investment Advisory Fees
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness leverage) ("Managed Assets"). Prior to March 1, 2014, the Adviser received a combined advisory and administration fee from the Fund at an annual rate of 0.70% of the Fund’s Managed Assets. For the fiscal year ended June 30, 2014, the Adviser earned $691,792 in investment advisory fees under the Advisory Agreement.
Administration Fees
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.15% (of which 0.08% was waived until June 30, 2014) of its Managed Assets, payable monthly in arrears. During the fiscal year ended June 30, 2014, the Adviser earned $50,736 in administration fees from the Fund, of which $27,059 was waived. The Adviser is responsible for any fees due to the Sub-Administrator.
Shareholder Servicing Fees
Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Adviser to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund agreed to pay the Adviser a fee computed daily and payable monthly at an annualized rate of 0.10% of the Fund’s Managed Assets. The Adviser had contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s Managed Assets until February 28, 2014. The Shareholder Servicing Agreement was terminated on February 28, 2014. For the fiscal year ended June 30, 2014, the Adviser earned $67,419 in shareholder servicing fees, of which $53,936 was waived.
Fund Accounting Fees
Effective July 1, 2014, the Fund has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.03% of the first $100 million of average daily net assets; 0.02% of the next $200 million of average daily net assets; and 0.01% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $30,000 plus certain out of pocket expenses. Prior to July 1, 2014, for its services, USBFS received a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum
2014 Annual Report23

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

annual fee of $80,000 plus certain out of pocket expenses. For the fiscal year ended June 30, 2014, USBFS earned $116,148 in fund accounting servicing fees.
The table below summarizes the changes in the fee structure of the Advisory, Administration, Shareholder Servicing and Fund Accounting Agreements:
	Rate effective 07/01/14	Rate effective 03/01/14 to 06/30/14	Fees from 03/01/14 to 06/30/14	Rate effective 07/01/13 to 02/28/14	Fees from 07/01/13 to 02/28/14	Total Fees
Investment advisory fees	0.65%	0.65%	$219,856	0.70%	$471,936	$691,792
Administration fees	0.15%	0.15%	50,736	—	—	50,736
Administration fees waiver	—	(0.08)%	(27,059)	—	—	(27,059)
Fund accounting fees	0.03	0.10%	49,697	0.10%	66,451	116,148
Shareholder servicing fees	—	—	—	0.10%	67,419	67,419
Shareholder servicing fees waiver	—	—	—	(0.08)%	(53,936)	(53,936)
Net fees paid by the Fund	0.83%	0.82%	$293,230	0.82%	$551,870	$845,100
Certain officers and/or Directors of the Fund are officers and/or directors of the Adviser.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, for the fiscal year ended June 30, 2014, were $27,079,565 and $31,324,546, respectively. For the fiscal year ended June 30, 2014, there were no transactions in U.S. Government securities.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the fiscal year ended June 30, 2014, the average interest rate paid under the line of credit was 1.01% of the total line of credit amount available to the Fund.
Total line of credit amount available	$34,000,000
Line of credit outstanding at June 30, 2014	28,000,000
Line of credit amount unused at June 30, 2014	6,000,000
Average balance outstanding during the year	29,238,219
Interest expense incurred on line of credit during the year	342,167
7.Capital Stock
The Fund’s authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election
24Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

of directors are non-cumulative. For the fiscal year ended June 30, 2014, the Fund did not issue any shares for the reinvestment of distributions.
8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2013, the tax character of the $6,230,324 of distributions paid was all from ordinary income.
The tax character of the distributions paid during the fiscal year ended June 30, 2014 was as follows:
Ordinary income	$6,258,493
Return of capital	41,267
Total distributions	$6,299,760
At June 30, 2014, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward[1]	$(7,375,260)
Tax basis unrealized appreciation	4,877,605
Total tax basis accumulated loss	$(2,497,655)

1 To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of June 30, 2014, the Fund's capital loss carryforwards were as follows:
Expiring In:
2017	$4,157,589
2018	3,217,671
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations and forward contracts, at June 30, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$95,046,070	$5,841,634	$(964,144)	$4,877,490
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and partnership adjustments. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
Additional Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(610)	$(51,998)	$52,608
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future
2014 Annual Report25

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.0750	July 24, 2014	July 31, 2014
$0.0750	August 4, 2014	August 6, 2014
At a meeting held on July 22, 2014, the Board approved a change in the Fund's fiscal year end from June 30 to September 30.
Reorganizations
Prior to the commencement of business on August 13, 2014, pursuant to Agreements and Plans of Reorganization approved by the Boards and stockholders of each of the Fund, Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”) and Helios Strategic Income Fund, Inc. (“HSA”) received an amount of Brookfield High Income Fund Inc. (“HHY”) common shares equal to the aggregate net asset value of their holdings of HAV, HIH, HMH and/or HSA common shares, as applicable, as determined at the close of business on August 12, 2014. Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts.
Conversion ratios pertaining to the reorganizations were as follows:
Helios Advantage Income Fund, Inc.	0.89548712
Helios High Income Fund, Inc.	0.85513247
Helios Multi-Sector High Income Fund, Inc.	0.61277401
Helios Strategic Income Fund, Inc.	0.67526080
The Fund’s shares outstanding were 25,533,083 and the net assets were $265,798,103 after the reorganization was completed.
Pending Litigation
In connection with the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. into the Fund, all
26Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
June 30, 2014

rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below) were assumed by the Fund, including any potential claims by the Closed-End Funds (defined below) for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding encaptioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”). The settlement provided for a release of securities claims alleged against certain fixed income funds managed by the Adviser, including RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., RMK Advantage Income Fund, Inc., and RMK Multi-Sector High Income Fund, Inc. (the “Closed-End Funds”) and other defendants, in exchange for a payment of $62 million by the non-fund defendants to the class plaintiffs. The settlement did not require any payment made by the Closed-End Funds in connection with the settlement of the Class Action. The settlement also provided for the possibility that class members could elect to remove themselves from the class and pursue claims on an individual basis (“Opt-Out Actions”).
Two individual actions filed prior to approval of the Class Action settlement, the Davies Action and the Goddard Action, were respectively dismissed with prejudice against all defendants on June 20, 2014 and July 10, 2014. A third action, the Duncan Action, has been dismissed with prejudice with respect to all defendants except for the claims of plaintiff Francis H. Kohn. With respect to that plaintiff’s claims, on July 25, 2014 the Court granted defendants’ motion to compel arbitration.
Subsequent to the Class Action settlement, five purported Opt-Out Actions to date have been filed against the Closed-End Funds in the Western District of Tennessee: Warwick et al. v. RMK High Income Fund, Inc., et al. (the “Warwick Action”), Small v. RMK High Income Fund, Inc., et al. (the “Small Action”), Adkins et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Adkins Action”), Starnes et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Starnes Action”), and Stein et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Stein Action”). The five Opt-Out Actions generally allege that defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in fund registration statements and other documents.
The Warwick Action, which is brought on behalf of two plaintiffs, claims damages in excess of $2.7 million. The Small Action, which is brought on behalf of one plaintiff, claims damages in excess of $1.6 million. The Adkins Action, Starnes Action and Stein Action are brought on behalf of approximately one-hundred, five and three investors respectively, and seek among other forms of relief compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial. Defendants, including the Closed-End Funds, have moved to dismiss all five Opt-Out Actions on various grounds including with respect to certain plaintiffs in the Starnes Action and Adkins Action on the ground that a number of plaintiffs did not properly opt-out of the Class Action. On August 4, 2014, the Court dismissed all claims against the defendants in the Small Action except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. and a Section 15 claim against the non-fund defendants. Motions to dismiss for the other four Opt-Out Actions remain pending.
No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2014 Annual Report27

BROOKFIELD HIGH INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
June 30, 2014

To the Stockholders and Board of Directors
of Brookfield High Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield High Income Fund Inc., (formerly, “Helios High Yield Fund, Inc.”) including the schedule of investments, as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield High Income Fund Inc. as of June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
August 29, 2014
28Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Tax Information (Unaudited)
June 30, 2014

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (June 30, 2014) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 0.80% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s year is not a calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
2014 Annual Report29

BROOKFIELD HIGH INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2014

On November 21, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
30Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors Class I Directors to serve until 2015 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	11
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	11
Interested Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013 – Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner, Brookfield Financial (2009- 2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present).	11
Independent Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012 - Present); Director of Chambers Street Properties (2012- Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003- Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11
2014 Annual Report31

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Since 2014	Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	11
32Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).
Dana E. Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1965	Vice President	Since 2008	Senior Portfolio Manager/Managing Director of the Adviser (2006-Present); Vice President of several investment companies advised by the Adviser (2009-Present).
Richard M. Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-present); Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).
Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010); Analyst of the Advisor (2006-2010).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth A. Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009- Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
2014 Annual Report33

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-855-777-8001.
34Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Proxy Results (Unaudited)
June 30, 2014

At a Special Meeting of Stockholders of the Brookfield High Income Fund Inc. held on July 18, 2014, stockholders voted on the issuance of additional shares of common stock of Brookfield High Income Fund Inc. in connection with the Agreements and Plans of Reorganization between Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and Brookfield High Income Fund Inc. (“HHY”). A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	Issuance of additional shares of Common stock for HAV	3,049,249	459,774	150,387
2	Issuance of additional shares of Common stock for HIH	3,057,485	455,257	146,670
3	Issuance of additional shares of Common stock for HMH	3,053,047	455,435	150,930
4	Issuance of additional shares of Common stock for HSA	3,058,333	458,127	142,951
At a Special Meeting of Stockholders of the Brookfield High Income Fund Inc. held on July 18, 2014, stockholders voted on an Agreement and Plan of reorganization between Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”), Helios Strategic Income Fund, Inc. (“HSA”) and Brookfield High Income Fund Inc. (“HHY”). A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to each proposal are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HAV to HHY	3,452,145	218,406	110,992
2	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HIH to HHY	2,562,657	155,052	102,353
3	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HMH to HHY	3,914,411	303,268	198,952
4	To approve the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all assets and liabilities of HSA to HHY	3,686,692	79,035	54,355
2014 Annual Report35

BROOKFIELD HIGH INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
June 30, 2014

At a meeting held on May 20, 2014, the Board, including a majority of the Independent Directors, considered and approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. In their deliberations with respect to these matters the Independent Directors were advised by their independent legal counsel. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar peer universe for the 1, 3, 5 and 10 year periods ending April 30, 2014, as well as the year-to-date period. The Board noted that the Fund performed above the median of its Morningstar peer universe for the 1 and 3 year periods, while it performed below the median for the 5 and 10 year periods, as well as the year-to-date period. The Board noted, however, that the Adviser took over management of the Fund at the end of August 2009. Based on the Adviser’s explanation of the current market, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s net total expenses were at the median and the Fund’s total advisory and administrative fees were higher than the median of the Fund’s Morningstar peer universe. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. In particular, the Board noted efficiencies that may be realized due to the increase in the
36Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
June 30, 2014

Fund’s assets as a result of its proposed acquisition of the assets of certain other Brookfield funds. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
After carefully reviewing all of these factors, the Board, including the Independent Directors, approved the continuation of the Advisory Agreement.
2014 Annual Report37

BROOKFIELD HIGH INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
38Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2014 Annual Report39

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield High Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $34,500 and $34,000, respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, BBD billed the Registrant aggregate fees of $3,500 and $3,500, respectively, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2014 and June 30, 2013, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

—

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

—	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
—	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

—

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

—

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

—

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

—

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

—	these Policies and Procedures, as amended from time to time;
—	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
—	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
—	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Dana Erikson, CFA – Managing Director

Mr. Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm’s corporate high yield exposures and for establishing portfolio objectives and strategies. Mr. Erikson has 28 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts degree in Economics from Brown University, an MBA, with honors, from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Erikson is a member of The Boston Security Analysts Society, Inc.

Mark Shipley, CFA – Managing Director

Mr. Shipley, Portfolio Manager and Head of the Global Sector Research team, is responsible for North American and Global high yield portfolios. He has 25 years of investment experience. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of The Boston Security Analysts Society, Inc.

Mr. Erikson leads the management of the Fund and Mr. Shipley shares the day-to-day portfolio management responsibilities.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of July 31, 2014 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$717.8 million	$175.6 million	$218.6 million
Assets Managed with Performance-Based Advisory Fees	$0	$123.7 million	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of July 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$717.8 million	$175.6 million	$218.6 million
Assets Managed with Performance-Based Advisory Fees	$0	$123.7 million	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2014.

Dollar Range of Securities Owned
Dana E. Erikson Mark Shipley	$10,001 - $50,000 $10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)         As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     None.

    (2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)     None.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD HIGH INCOME FUND INC

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	September 5, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	September 5, 2014